Exhibit 10.22

SCHEDULE 2.1
TOWNSEND ANALYTICS ASSISTANCE AGREEMENT
DATED JANUARY 9, 1999 (the “Agreement”), BETWEEN
TOWNSEND ANALYTICS, LTD. (“TAL”) AND ARCHIPELAGO HOLDINGS, L.L.C.
(“ARCHIPELAGO”)

DESCRIPTION OF “ASSISTANCE”

The parties have agreed that Schedule 2.1 to the Agreement shall be deleted in its entirety effective as of May 15, 2004, and this Schedule 2.1 shall be inserted in lieu thereof.  Except as expressly provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

SECTION A
ASSISTANCE PROVIDED UNDER LONG-TERM AGREEMENT:

Notwithstanding anything to the contrary set forth in the Agreement, including Section 1.1 thereof, the term of the Agreement shall expire on May 15, 2005, and the term of the Agreement shall thereafter automatically renew for successive six month periods ending on November 15 and May 15 unless either party gives written notice to the other party of its intention not to renew the Agreement at least 90 days prior to the end of such term or renewal term.  The description of Assistance as described in Section A and Section B below is intended to be a description of assistance and support previously provided by TAL to Archipelago, and is not intended to be an expansion or contraction of such assistance or support (except to the extent set forth in Section C below or as otherwise expressly agreed upon in writing by the parties).  Any assistance or support beyond the scope of the Assistance described herein and that certain  Description of Support and Assistance Provided by Townsend Analytics, LTD to Archipelago Holdings, LLC dated May 6, 2004, the terms of which are incorporated herein by reference,  shall be performed by mutual agreement of the parties at a mutually agreed upon price and manner.

Notwithstanding anything to the contrary contained in the Agreement, the fees to be paid for the Assistance shall be $175,000 per month throughout the term of the Agreement, subject to adjustment as set forth in Section B below.  Reasonable out-of-pocket expenses shall continue to be due and payable as provided in Section 3.2 of the Agreement.

1.                                      NETWORK SERVICES

•         Network Monitoring, Management and Maintenance

•         Network Architecture/Engineering

•         Personnel Supervision

•         Data and Voice Circuits

2                                         FACILITY SERVICES

•         Security Services

•         Electrical Services

•         LL-2 Data Center Preventive Maintenance

•         Service Agreements Management

•         Billing Services

•         Power Upgrade and Changes in Data Center Services

•         Load Distribution Services

•         Monitoring Services

•         Contractor Management Services

•         Scripting Services

•         Emergency Operation Services

•         Office Environment Services

•         New York Facility Management Advisory Services—65 Broadway

•         Construction Management Services

•         Disaster Recovery Site Participation

3.                                      VOICE COMMUNICATION SERVICES

•         PBX (Phone Switch) Maintenance and Administration Services

•         Symposium Call Center Maintenance and Administration Services

•         Network Control Center (NCC) Maintenance and Administration Services

•         Meridian Mail Release 13 Maintenance and Administration Services

•         Dialect Graphical Real-Time Display Maintenance and Administration Services

•         Consortium Conference Bridge Maintenance and Administration Services

•         Red Sky E911 Autopilot (Locator 911) Maintenance and Administration Services

•         NICE CLS Recording Equipment Maintenance and Administration Services

•         Circuit (Automatic Ring Down = ARD, T1, T3, 56K, OC12s, OC48s, and DSL) Troubleshoot, Installation, Removal, and Administration Services

•         Voice Administration Services

4.                                      NT SERVICES

•         Collaborate with Archipelago regarding agreed upon NT infrastructure-based services and 3rd party penetration tests

•         File Sharing Support

5.                                      BENEFIT AND HRIS SERVICES

•         Benefit Plan Design Maintenance

•         Benefit Education and Employee Assistance

•         Compliance Review and Tax Filings

•         HRIS Services

6.                                      DEVELOPMENT SERVICES

•         Surveillance support

o        Last sale—Arca Export

o        Closing price data—CloseExp

o        News data—AXNE32 and XMLNews

SECTION B
ASSISTANCE PROVIDED UNDER SHORT-TERM AGREEMENT:

Notwithstanding anything to the contrary in Section A above, Archipelago may cancel receipt of any or all of the following Assistance on not less than 30 days prior written notice to TAL, provided such notice may not be delivered prior to May 31, 2004.  If all of the following Assistance is cancelled at one time, the fees for the Assistance provided after the effective date of such cancellation shall be reduced by $25,000 per month.  If less than all of the following Assistance is cancelled at one time, the parties shall in good faith negotiate a fair and equitable adjustment to the fees.

1.                                      NT SERVICES

•         Data Archival and Backups:

o        Oversight of the OTG implementation in NY

o        Oversight of backups/restores/retention/compliance for Archipelago

•         Back Office and Security:

o        Provide DNS service and support

2.                                      DEVELOPMENT SERVICES

•         Back Office support

o        Clearing application

o        OE Loader

SECTION C
ASSISTANCE NO LONGER PROVIDED

Notwithstanding anything to the contrary in the Service Agreement, including Sections A or B above, the following assistance and support shall no longer be provided by TAL after March 15, 2004.

1.                                      NETWORK SERVICES

•         TAL shall no longer provide network provisioning assistance

2.                                      NT SERVICES

•         Systems Management and Monitoring: TAL shall no longer provide support for Archipelago’s ManageX system, nor shall it assist in a transition to a new system, nor shall TAL provide support for Archipelago’s SMS environment

•         TAL shall no longer provide file sharing support